Polaris Global Value Fund (the “Fund”)

Supplement dated January 27, 2009 to prospectus and Statement of Additional

Information (“SAI”) dated May 1, 2008

Prospectus

On page 2 of the prospectus, the third paragraph under Principal Investment Policies is revised as follows:

The Adviser attempts to provide the Fund with sound diversification and above average returns. In an attempt to improve the risk/return profile of the Fund’s returns, the Adviser may write covered call options that are designed both to provide income to the Fund while holding securities that are appreciating and to sell such securities when they reach the Adviser’s target sell price. In order to hedge against downside risks, the Adviser may also purchase put options for securities in the Fund’s portfolio, which permit the Fund to sell securities at a predetermined price, even when the securities are depreciating. Where put options are not available on particular securities in the Fund’s portfolio, the Adviser may effectuate a desired hedge by purchasing options on relevant stock index(es) or related exchange traded funds (“ETFs”) instead.

On page 4 of the prospectus, the following paragraph is inserted at the end of the section entitled Principal Investment Risks:

Risks of Options Because the Fund invests in options, an investment in the Fund may have the following additional risks:

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The success of the Fund’s investments in options depends upon many factors such as the price of the options which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors. These factors may change rapidly over time.

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The principal risk associated with purchasing put options on individual securities, stock indexes and ETFs is that price valuation or market movements may not justify purchasing put options, or if purchased, the options may expire unexercised, causing the Fund lose the premium paid for the options (i.e., incur the cost of the options but not the attendant benefits).

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The principal risk associated with selling covered call options is that the Fund will be required to sell the underlying security (i.e., have the security “called”) and therefore not participate in gains if the stock price exceeds the exercise price generally at the expiration date of the option.

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The Fund’s investment in options may also result in reduced flexibility in the purchase and sale of portfolio securities. Because the Fund will generally hold the securities underlying the options held or sold by the Fund, the Fund may be less likely to sell such securities in its portfolio to take advantage of new investment opportunities.

Statement of Additional Information (“SAI”)

On page 7 of the SAI, the first paragraph under “8. Options and Futures” is revised as follows:

General. The Fund may write covered call options in an attempt to enhance returns, or partially reduce the impact of a decline in the value of the Fund’s long positions. In addition, to hedge against a decline in the value of securities owned by the Fund, or an increase in the price of securities that the Fund plans to purchase, the Fund may purchase, or write, covered options on equity securities, currencies and stock-related indices. The Fund may also invest in stock index and foreign currency futures contracts, purchase options on such contracts and write covered options on such contracts. The Fund will only purchase and write options (a) that are traded on a domestic or international options exchange or in the over-the-counter market, or (b) when the Adviser believes that a liquid secondary market for the option exists. Further, the Fund may only sell a put option as a closing transaction.

On page 8 of the SAI, the paragraph entitled “Limits on Options and Futures” is revised as follows:

The Fund will not use leverage in its hedging strategy. The Fund will not hedge more than 90% of its total assets by selling futures contracts, buying put options and writing call options. In addition, the Fund will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets and will not purchase call options if the value of purchased call options would exceed 25% of the Fund’s total assets.

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